                                                                    EXHIBIT 24
                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-8 of Epitope, Inc., relating to 550,000 shares of its Common Stock, no par value per share ("Common Stock", issuable pursuant to its 1991 Stock Award Plan, and any and all amendments (including post-effective amendments) to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated on April 10, 1995.

             Name                                   Title
             ----                                   -----


/s/ADOLPH J. FERRO, Ph.D.           President, Chief Executive
Adolph J. Ferro, Ph.D.              Officer, and Director
                                    (Principal executive officer)

/s/GILBERT N. MILLER                Executive Vice-President, Chief
Gilbert N. Miller                   Financial Officer, and Treasurer
                                    (Principal financial officer)

/s/MICHELLE M. HALLETT              Finance Manager
Michelle M. Hallett                 (Co-principal accounting officer)


/s/T. J. PAULSEN                    Accounting Manager
T. J. Paulsen                       (Co-principal accounting officer)


/s/ANDREW S. GOLDSTEIN              Director
Andrew S. Goldstein

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-8 of Epitope, Inc., relating to 550,000 shares of its Common Stock, no par value per share ("Common Stock", issuable pursuant to its 1991 Stock Award Plan, and any and all amendments (including post-effective amendments) to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated on April 7, 1995.

            Name                                      Title
            ----                                      -----


/s/W. CHARLES ARMSTRONG                               Director
W. Charles Armstrong

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-8 of Epitope, Inc., relating to 550,000 shares of its Common Stock, no par value per share ("Common Stock", issuable pursuant to its 1991 Stock Award Plan, and any and all amendments (including post-effective amendments) to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated on April 10, 1995.

            Name                                      Title
            ----                                      -----


/s/RICHARD K. DONAHUE                                 Director
Richard K. Donahue

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-8 of Epitope, Inc., relating to 550,000 shares of its Common Stock, no par value per share ("Common Stock", issuable pursuant to its 1991 Stock Award Plan, and any and all amendments (including post-effective amendments) to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated on April 13, 1995.

            Name                                      Title
            ----                                      -----


/s/MARGARET H. JORDAN                                 Director
Margaret H. Jordan

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-8 of Epitope, Inc., relating to 550,000 shares of its Common Stock, no par value per share ("Common Stock", issuable pursuant to its 1991 Stock Award Plan, and any and all amendments (including post-effective amendments) to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated on April 7, 1995.

            Name                                      Title
            ----                                      -----


/s/R. DOUGLAS NORBY                                   Director
R. Douglas Norby

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-8 of Epitope, Inc., relating to 550,000 shares of its Common Stock, no par value per share ("Common Stock", issuable pursuant to its 1991 Stock Award Plan, and any and all amendments (including post-effective amendments) to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated on April 7, 1995.

            Name                                      Title
            ----                                      -----


/s/ROGER L. PRINGLE                                 Director
Roger L. Pringle

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-8 of Epitope, Inc., relating to 550,000 shares of its Common Stock, no par value per share ("Common Stock", issuable pursuant to its 1991 Stock Award Plan, and any and all amendments (including post-effective amendments) to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated on April 10, 1995.

            Name                                      Title
            ----                                      -----


/s/G. PATRICK SHEAFFER                              Director
G. Patrick Sheaffer

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign a registration statement on Form S-8 of Epitope, Inc., relating to 550,000 shares of its Common Stock, no par value per share ("Common Stock", issuable pursuant to its 1991 Stock Award Plan, and any and all amendments (including post-effective amendments) to such registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated on April 14, 1995.

            Name                                      Title
            ----                                      -----


/s/MICHAEL J. PAXTON                                  Director
Michael J. Paxton